IFRS 7 Disclosure	6 Months Ended
Apr. 30, 2020
Text Block [Abstract]
IFRS 7 Disclosure

MARKET RISK

Market risk capital is calculated using internal models and comprises three components: (1) Value-at-Risk (VaR); (2) Stressed VaR; and (3) Incremental Risk Charge (IRC). In addition, the Bank calculates market risk capital using the Standardized approach for a limited number of portfolios.

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Calculating VaR

TD computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.

GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.

IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day holding period.

The following graph discloses daily one-day VaR usage and trading net revenue, reported on a taxable equivalent basis, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the quarter ended April 30, 2020, there were 13 days of trading losses and trading net revenue was positive for 80% of the trading days, reflecting volatile markets. Losses in the quarter exceeded VaR on 4 trading days.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:

•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.

The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements.

To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, IRC, Stress Testing Framework, as well as limits based on the sensitivity to various market risk factors.

Calculating Stressed VaR

In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. For much of the second quarter of 2020, Stressed VaR was calculated using the one-year period that began on February 1, 2008. At quarter-end, Stressed VaR was calculated using the one-year period that began on March 29, 2019. The appropriate historical one-year period to use for Stressed VaR is determined on a quarterly basis. Stressed VaR is a part of regulatory capital requirements.

Calculating the Incremental Risk Charge

The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. TD applies a Monte Carlo simulation with a one-year horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC. IRC is a part of regulatory capital requirements.

The following table presents the end of quarter, average, high, and low usage of TD’s portfolio metrics.

TABLE 28:  PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	For the three months ended							For the six months ended
					April 30 2020	January 31 2020	April 30 2019	April 30 2020	April 30 2019
	As at	Average	High		Low	Average	Average	Average	Average
Interest rate risk	$24.1	$19.7	$32.9		$7.6	$13.8	$8.6	$16.7	$10.8
Credit spread risk	68.6	47.9	109.3		9.2	9.5	12.2	28.7	16.0
Equity risk	18.3	10.5	32.4		3.5	6.9	6.7	8.7	6.9
Foreign exchange risk	6.8	4.8	10.4		1.9	4.4	5.4	4.6	6.0
Commodity risk	6.4	2.9	7.0		1.2	2.0	2.2	2.4	2.4
Idiosyncratic debt specific risk	47.4	34.2	55.3		15.9	14.5	15.1	24.3	17.6
Diversification effect[1]	(111.8)	(68.6)	n/m	[2]	n/m	(31.6)	(29.2)	(50.0)	(35.4)
Total Value-at-Risk (one-day)	59.8	51.4	118.8		20.0	19.5	21.0	35.4	24.3
Stressed Value-at-Risk (one-day)	54.3	76.6	126.9		49.9	44.9	43.5	60.8	52.6
Incremental Risk Capital Charge(one-year)	$450.2	$338.0	$481.1		$170.5	$209.8	$204.2	$273.9	$219.5

[1]	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
[2]	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

The COVID-19 pandemic has caused turbulence in global markets that has resulted in an increase in market risk reflecting the volatility experienced across all asset classes in the second quarter of 2020. Key factors impacting VaR models are wider credit spreads and new scenario shocks rolling into the most recent 259-day trading window this quarter.

The market risk increased in the current quarter compared to the last quarter mainly reflecting the increased market volatility in March and April of 2020. The Bank maintained stable market risk exposures throughout the period. However, the extreme changes in the market conditions exacerbated VaR and Stressed VaR levels.

Average VaR increased compared to the prior quarter and compared to the same quarter last year due to the volatility observed in a number of risk factors in March as a result of the COVID-19 pandemic: volatile interest rates in major currencies impacted government bond and interest rate swap holdings; widening credit spreads impacted corporate and government bond positions.

Average Stressed VaR increased both quarter over quarter and compared to the same quarter last year because of widening credit spreads and market fluctuations in Canadian equities.

Average IRC increased compared to the prior quarter and the same quarter last year from widening credit spreads.

Validation of VaR Model

The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to ensure that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.

Structural (Non-Trading) Interest Rate Risk

The Bank’s structural interest rate risk arises from traditional personal and commercial banking activity and is generally the result of mismatches between the maturities and repricing dates of the Bank’s assets and liabilities. The measurement of interest rate risk in the banking book (IRRBB) does not include exposures from TD’s Wholesale Banking or Insurance businesses.

As of January 31, 2020, the Bank’s structural interest rate risk measures changed in connection with the updated OSFI Guideline B-12 for IRRBB. The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).

The EVE Sensitivity measures the impact of a specified interest rate shock to the change in the net present value of the Bank’s banking book assets, liabilities, and certain off-balance sheet items. The measure excludes product margins and shareholders’ equity. The updated EVE Sensitivity reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity. A target term profile for equity was included in the Bank’s previous Economic Value at Risk measure.

The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance sheet items assuming a constant balance sheet over the period. The Bank’s previous NIIS primarily focused on the risk arising from “mismatched positions”. Mismatched positions arise when asset and liability principal and interest cash flows (determined based on contractual cash flows, product optionality and target-modeled maturity profiles for non-maturity products) have different interest payment, repricing or maturity dates.

The Bank policy as approved by the Risk Committee sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee. In addition to Board policy limits, book-level risk limits consistent with the overall Board Market Risk Policy are set for the Bank’s management of non-trading interest rate risk by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the Asset/Liability and Capital Committee (ALCO) and the Risk Committee of the Board.

The following table shows the potential before-tax impact of an immediate and sustained 100 bps increase or decrease in interest rates on the EVE Sensitivity and NIIS measures. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of -25 bps.

TABLE 29:  STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)									As at
	April 30, 2020						January 31, 2020		October 31, 2019
	EVE Sensitivity			NII[1] Sensitivity			EVE Sensitivity	NII Sensitivity	EVE Sensitivity	NII Sensitivity
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$(114)	$(2,005)	$(2,119)	$723	$879	$1,602	$(2,021)	$909	$(1,832)	$890

100 bps decrease in rates	(110)	432	322	(565)	(575)	(1,140)	803	(1,282)	618	(1,231)

[1] Represents	the twelve-month NII exposure to an immediate and sustained shock in rates.

As at April 30, 2020, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $2,119 million, an increase of $98 million from last quarter, and a positive impact to the Bank’s NII of $1,602 million, an increase of $693 million from last quarter. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $322 million, a decrease of $481 million from last quarter, and a negative impact to the Bank’s NII of $1,140 million, a decrease of $142 million from last quarter. The quarter-over-quarter down shock NII Sensitivity is stable due to two factors, an increase in potential NIIS from repricing risk, given North American central bank rates are 0.25%, and a decrease as the NIIS is measured against a floor of -0.25%. For EVE, the quarter-over-quarter up shock increased by $98 million, which is primarily due to increased sensitivity from loan optionality in the U.S. region. Note that the October 31, 2019 EVE and revised NII Sensitivities were not previously reported but are included for comparative purposes. EVE and revised NII Sensitivity results for April 30, 2019 are not included in the table as the new EVE Sensitivity and revised NII Sensitivity measures are not available prior to October 31, 2019.

Liquidity Risk

Liquidity risk is the risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support, or the need to pledge additional collateral.

TD’S LIQUIDITY RISK APPETITE

The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a 90-day survival horizon under a combined bank-specific and market-wide stress scenario (Severe Combined Stress Scenario or “SCSS”), and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guideline. Under the LAR guideline, Canadian banks are required to maintain a LCR at the minimum of 100% other than during periods of financial stress and, beginning January 2020, a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a comprehensive contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.

LIQUIDITY RISK MANAGEMENT RESPONSIBILITY

The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The GLF, a subcommittee of the ALCO comprised of senior management from Treasury Balance Sheet Management (TBSM), Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the Head of TBSM, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee of the Board regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually and the related policies annually.

The Bank has established TDGUS as TD’s U.S. Intermediate Holding Company (IHC), as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.

The Bank’s liquidity risk appetite and liquidity risk management approach have not substantially changed from that described in the Bank’s 2019 Annual Report. For a complete discussion of liquidity risk, refer to the “Liquidity Risk” section in the Bank’s 2019 Annual Report.

LIQUID ASSETS

The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given the underlying high credit quality and demonstrated liquidity.

Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses due to investment restrictions.

TABLE 30:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY[1,2]

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
						April 30, 2020
Cash and due from banks	$49,945	$–	$49,945	6%	$1,861	$48,084
Canadian government obligations	33,621	82,321	115,942	15	63,623	52,319
National Housing Act Mortgage-Backed Securities (NHA MBS)	40,722	27	40,749	5	1,745	39,004
Provincial government obligations	20,742	27,119	47,861	6	34,045	13,816
Corporate issuer obligations	12,592	7,985	20,577	3	3,738	16,839
Equities	6,587	3,642	10,229	1	7,293	2,936

Other marketable securities and/or loans	3,441	246	3,687	–	1,268	2,419
Total Canadian dollar-denominated	167,650	121,340	288,990	36	113,573	175,417
Cash and due from banks	95,796	–	95,796	12	40	95,756
U.S. government obligations	42,478	44,281	86,759	11	47,965	38,794
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	74,412	7,493	81,905	10	21,078	60,827
Other sovereign obligations	52,216	44,996	97,212	12	41,557	55,655
Corporate issuer obligations	87,208	2,215	89,423	11	6,784	82,639
Equities	22,031	30,220	52,251	7	31,504	20,747

Other marketable securities and/or loans	5,097	2,959	8,056	1	801	7,255
Total non-Canadian dollar-denominated	379,238	132,164	511,402	64	149,729	361,673
Total	$546,888	$253,504	$800,392	100%	$263,302	$537,090

						October 31, 2019
Cash and due from banks	$5,140	$–	$5,140	1%	$566	$4,574
Canadian government obligations	13,872	77,275	91,147	14	56,337	34,810
NHA MBS	38,138	15	38,153	6	3,816	34,337
Provincial government obligations	15,679	25,151	40,830	6	31,287	9,543
Corporate issuer obligations	11,149	3,623	14,772	2	3,882	10,890
Equities	13,636	2,770	16,406	3	11,225	5,181

Other marketable securities and/or loans	2,512	311	2,823	–	1,078	1,745
Total Canadian dollar-denominated	100,126	109,145	209,271	32	108,191	101,080
Cash and due from banks	19,225	–	19,225	3	33	19,192
U.S. government obligations	34,103	47,803	81,906	13	37,367	44,539
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	58,222	11,873	70,095	11	20,939	49,156
Other sovereign obligations	47,854	49,304	97,158	15	39,500	57,658
Corporate issuer obligations	84,835	1,856	86,691	13	7,070	79,621
Equities	40,550	34,607	75,157	12	39,403	35,754

Other marketable securities and/or loans	4,658	667	5,325	1	712	4,613
Total non-Canadian dollar-denominated	289,447	146,110	435,557	68	145,024	290,533
Total	$389,573	$255,255	$644,828	100%	$253,215	$391,613

[1]	Positions stated include gross asset values pertaining to securities financing transactions.
[2]	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.

Liquid assets are held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries and branches and are summarized in the following table.

TABLE 31:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	April 30 2020	October 31 2019
The Toronto-Dominion Bank (Parent)	$216,998	$139,550
Bank subsidiaries	300,632	228,978

Foreign branches	19,460	23,085
Total	$537,090	$391,613

FUNDING

The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with the liquidity management policy that requires assets be funded to the appropriate term and to a prudent diversification profile.

The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and TD Ameritrade sweep deposits (collectively, “P&C deposits”) that make up over 70% of total funding.

The Bank of Canada has taken a number of actions to help Canadians bridge this difficult period by making credit affordable and available. The Bank of Canada has set up or expanded numerous programs which involve acquiring financial assets and lending to financial institutions to support the proper functioning of the financial system and the ability of financial institutions to continue lending. The Bank has used certain of these programs including the Term Repo operations, the Standing Term Liquidity Facility, the Bankers’ Acceptance Purchase Facility, and the Commercial Paper Purchase Facility.

CMHC has launched a revised Insured Mortgage Purchase Program (IMPP) as part of Canada’s COVID-19 Economic Response Plan. Under the IMPP, CMHC purchases insured mortgage pools to provide stable funding to banks and mortgage lenders to ensure continued lending to Canadians. The Bank has used the IMPP.

Globally, central banks and governments have made available similar asset purchase and lending programs to support market liquidity. Where appropriate, the Bank has accessed certain of these programs.

TABLE 38: SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)		As at
	April 30 2020	October 31 2019
P&C deposits – Canadian Retail	$430,366	$382,252
P&C deposits – U.S. Retail	461,376	360,761
Other deposits	23	23
Total	$891,765	$743,036

WHOLESALE FUNDING

The Bank actively maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank also raises term funding through Senior Notes, NHA MBS, Canada Mortgage Bonds, and notes backed by credit card receivables (Evergreen Credit Card Trust). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit and commercial paper.

The Bank maintains depositor concentration limits against short-term wholesale deposits so that it does not depend on small groups of depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate exposures to refinancing risk during a stress event.

MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND OFF-BALANCE SHEET COMMITMENTS

The following table summarizes on-balance sheet and off-balance sheet categories by remaining contractual maturity. Off-balance sheet commitments include contractual obligations to make future payments on operating capital lease commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.

The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading assets including personal and business term loans and the stable balance of revolving lines of credit. The Bank issues long-term funding based primarily on the projected net growth of non-trading assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE 41:  REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	April 30, 2020
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$5,292	$5	$–	$–	$–	$–	$–	$–	$–	$5,297
Interest-bearing deposits with banks	143,732	742	–	–	–	–	–	–	2,286	146,760
Trading loans, securities, and other[1]	1,298	5,701	7,154	3,183	8,929	13,979	21,817	26,019	43,750	131,830
Non-trading financial assets at fair value through profit or loss	959	835	580	12	299	1,791	2,037	1,394	761	8,668
Derivatives	7,385	9,935	6,210	5,414	3,576	8,621	13,589	19,106	–	73,836
Financial assets designated at fair value through profit or loss	209	230	104	46	191	537	1,649	613	–	3,579
Financial assets at fair value through other comprehensive income	2,827	8,910	7,809	3,820	6,593	32,170	22,659	33,264	2,653	120,705
Debt securities at amortized cost, net of allowance for credit losses	863	3,999	3,406	2,150	1,611	10,244	59,023	79,091	(2)	160,385
Securities purchased under reverse repurchase agreements[2]	108,891	33,122	13,521	3,408	8,437	49	321	42	–	167,791
Loans
Residential mortgages	1,076	5,575	12,212	9,237	8,317	34,429	130,192	42,412	–	243,450
Consumer instalment and other personal	2,515	1,858	2,692	3,246	4,352	14,353	78,765	14,368	60,521	182,670
Credit card	–	–	–	–	–	–	–	–	34,242	34,242

Business and government	35,411	8,458	9,551	10,736	10,730	33,224	92,371	66,474	26,578	293,533

Total loans	39,002	15,891	24,455	23,219	23,399	82,006	301,328	123,254	121,341	753,895

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,925)	(6,925)

Loans, net of allowance for loan losses	39,002	15,891	24,455	23,219	23,399	82,006	301,328	123,254	114,416	746,970
Customers’ liability under acceptances	11,679	2,358	358	–	–	–	–	–	–	14,395
Investment in TD Ameritrade	–	–	–	–	–	–	–	–	10,175	10,175
Goodwill[3]	–	–	–	–	–	–	–	–	17,823	17,823
Other intangibles[3]	–	–	–	–	–	–	–	–	2,369	2,369
Land, buildings, equipment, and other depreciable assets[3,4]	3	6	10	9	10	299	1,236	2,886	5,399	9,858
Deferred tax assets	–	–	–	–	–	–	–	–	1,623	1,623
Amounts receivable from brokers, dealers, and clients	31,427	–	–	–	–	–	–	–	–	31,427

Other assets	4,657	769	344	234	3,369	149	117	118	10,497	20,254
Total assets	$358,224	$82,503	$63,951	$41,495	$56,414	$149,845	$423,776	$285,787	$211,750	$1,673,745

Liabilities
Trading deposits	$4,973	$2,707	$4,329	$3,555	$1,641	$4,040	$3,808	$1,345	$–	$26,398
Derivatives	7,562	10,170	4,888	6,083	3,287	7,365	13,550	20,085	–	72,990
Securitization liabilities at fair value	–	607	387	526	135	2,793	6,854	2,171	–	13,473
Financial liabilities designated at fair value through profit or loss	8,802	25,770	35,536	13,492	10,535	2	4	23	–	94,164
Deposits[5,6]
Personal	6,007	10,495	9,010	7,661	8,399	9,814	9,018	35	544,227	604,666
Banks	12,706	1,047	232	7	28	–	3	7	10,515	24,545

Business and government	30,272	19,486	12,022	9,063	14,591	26,129	48,518	5,112	283,902	449,095

Total deposits	48,985	31,028	21,264	16,731	23,018	35,943	57,539	5,154	838,644	1,078,306
Acceptances	11,679	2,358	358	–	–	–	–	–	–	14,395
Obligations related to securities sold short[1]	90	1,401	354	703	409	3,361	8,809	12,237	1,367	28,731
Obligations related to securities sold under repurchase agreements[2]	116,329	15,652	8,142	369	23,071	50	–	104	–	163,717
Securitization liabilities at amortized cost	–	360	342	1,055	225	1,579	8,222	2,733	–	14,516
Amounts payable to brokers, dealers, and clients	29,419	–	–	–	–	–	–	–	–	29,419
Insurance-related liabilities	217	324	365	296	291	965	1,615	923	1,926	6,922
Other liabilities[4]	1,215	2,373	509	2,517	1,379	1,812	2,029	1,081	10,441	23,356

Subordinated notes and debentures	–	–	–	–	–	–	–	14,024	–	14,024

Equity	–	–	–	–	–	–	–	–	93,334	93,334
Total liabilities and equity	$229,271	$92,750	$76,474	$45,327	$63,991	$57,910	$102,430	$59,880	$945,712	$1,673,745
Off-balance sheet commitments
Credit and liquidity commitments[7,8]	$19,462	$24,423	$18,116	$15,744	$19,717	$31,904	$97,580	$6,147	$1,367	$234,460
Other commitments[9]	90	95	154	211	164	644	988	1,305	–	3,651

Unconsolidated structured entity commitments	–	1,348	1,488	13	480	–	–	–	–	3,329
Total off-balance sheet commitments	$19,552	$25,866	$19,758	$15,968	$20,361	$32,548	$98,568	$7,452	$1,367	$241,440

[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]	Upon adoption of IFRS 16, ROU assets recognized are included in ‘Land, buildings, equipment, and other depreciable assets’ and lease liabilities recognized are included in ‘Other liabilities’.
[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $43 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 1 month to 3 months’, $2 billion in ‘over 6 months to 9 months’, $3 billion in ‘over 9 months to 1 year’, $14 billion in ‘over 1 to 2 years’, $19 billion in ‘over 2 to 5 years’, and $3 billion in ‘over 5 years’.

[7]	Includes $332 million in commitments to extend credit to private equity investments.
[8]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[9]	Includes various purchase commitments as well as commitments for leases not yet commenced.

TABLE 41:  REMAINING CONTRACTUAL MATURITY (continued)[1]

(millions of Canadian dollars)	As at

	October 31, 2019
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$4,857	$6	$–	$–	$–	$–	$–	$–	$–	$4,863
Interest-bearing deposits with banks	23,412	1,137	77	–	–	–	–	–	957	25,583
Trading loans, securities, and other[2]	1,197	3,990	3,916	3,171	2,873	15,672	25,939	19,014	70,228	146,000
Non-trading financial assets at fair value through profit or loss	147	2	37	668	314	1,301	1,803	1,488	743	6,503
Derivatives	5,786	8,472	3,255	2,109	2,222	5,610	8,652	12,788	–	48,894
Financial assets designated at fair value through profit or loss	195	696	156	82	83	404	1,725	699	–	4,040
Financial assets at fair value through other comprehensive income	1,431	3,818	4,161	6,339	6,426	18,205	40,289	28,594	1,841	111,104
Debt securities at amortized cost, net of allowance for credit losses	1,878	5,233	2,254	1,050	764	8,791	45,127	65,401	(1)	130,497
Securities purchased under reverse repurchase agreements[3]	98,904	34,839	24,000	6,331	1,765	44	52	–	–	165,935
Loans
Residential mortgages	2,006	5,595	8,013	9,832	11,719	34,029	101,591	62,855	–	235,640
Consumer instalment and other personal	850	1,819	3,170	3,620	3,544	17,256	61,736	28,236	60,103	180,334
Credit card	–	–	–	–	–	–	–	–	36,564	36,564

Business and government	29,460	5,573	7,970	9,496	8,830	21,078	71,071	61,266	21,773	236,517

Total loans	32,316	12,987	19,153	22,948	24,093	72,363	234,398	152,357	118,440	689,055

Allowance for loan losses	–	–	–	–	–	–	–	–	(4,447)	(4,447)

Loans, net of allowance for loan losses	32,316	12,987	19,153	22,948	24,093	72,363	234,398	152,357	113,993	684,608
Customers’ liability under acceptances	11,127	2,211	152	4	–	–	–	–	–	13,494
Investment in TD Ameritrade	–	–	–	–	–	–	–	–	9,316	9,316
Goodwill[4]	–	–	–	–	–	–	–	–	16,976	16,976
Other intangibles[4]	–	–	–	–	–	–	–	–	2,503	2,503
Land, buildings, equipment, and other depreciable assets[4]	–	–	–	–	–	–	–	–	5,513	5,513
Deferred tax assets	–	–	–	–	–	–	–	–	1,799	1,799
Amounts receivable from brokers, dealers, and clients	20,575	–	–	–	–	–	–	–	–	20,575

Other assets	2,548	1,391	2,830	168	103	169	157	97	9,624	17,087
Total assets	$204,373	$74,782	$59,991	$42,870	$38,643	$122,559	$358,142	$280,438	$233,492	$1,415,290

Liabilities
Trading deposits	$5,837	$3,025	$4,166	$2,606	$3,185	$2,430	$4,014	$1,622	$–	$26,885
Derivatives	7,180	7,968	3,603	2,062	1,763	5,546	8,148	13,781	–	50,051
Securitization liabilities at fair value	–	668	412	494	387	1,656	7,499	1,942	–	13,058
Financial liabilities designated at fair value through profit or loss	22,193	25,370	15,799	20,496	20,907	356	1	9	–	105,131
Deposits[5,6]
Personal	5,218	8,990	9,459	7,691	7,583	9,374	9,670	21	445,424	503,430
Banks	6,771	1,459	150	1	6	–	3	7	8,354	16,751

Business and government[7]	18,576	10,049	7,569	10,482	10,670	34,130	46,188	7,594	221,538	366,796

Total deposits	30,565	20,498	17,178	18,174	18,259	43,504	55,861	7,622	675,316	886,977
Acceptances	11,127	2,211	152	4	–	–	–	–	–	13,494
Obligations related to securities sold short[2]	384	654	398	819	1,171	3,351	9,882	12,115	882	29,656
Obligations related to securities sold under repurchase agreements[3]	101,856	20,224	2,993	694	30	47	12	–	–	125,856
Securitization liabilities at amortized cost	–	513	1,274	355	342	2,098	6,586	2,918	–	14,086
Amounts payable to brokers, dealers, and clients	23,746	–	–	–	–	–	–	–	–	23,746
Insurance-related liabilities	190	315	388	330	318	940	1,612	874	1,953	6,920
Other liabilities[8]	2,845	3,142	1,334	1,293	641	3,339	1,663	138	6,609	21,004

Subordinated notes and debentures	–	–	–	–	–	–	–	10,725	–	10,725

Equity	–	–	–	–	–	–	–	–	87,701	87,701
Total liabilities and equity	$205,923	$84,588	$47,697	$47,327	$47,003	$63,267	$95,278	$51,746	$772,461	$1,415,290
Off-balance sheet commitments
Credit and liquidity commitments[9,10]	$19,388	$21,652	$18,391	$13,537	$12,034	$27,207	$111,281	$5,856	$1,294	$230,640
Operating lease commitments[11]	82	165	250	247	244	936	2,332	3,365	–	7,621
Other purchase obligations	82	182	185	206	177	753	1,031	556	–	3,172

Unconsolidated structured entity commitments	408	793	1,360	461	97	81	–	–	–	3,200
Total off-balance sheet commitments	$19,960	$22,792	$20,186	$14,451	$12,552	$28,977	$114,644	$9,777	$1,294	$244,633

[1]	Certain comparative amounts have been reclassified to conform with the presentation adopted in the current period.
[2]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[3]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[4]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $40 billion of covered bonds with remaining contractual maturities of $1 billion in less than 1 month, $2 billion in over 3 months to 6 months, $2 billion in over 6 months to 9 months, $14 billion in ‘over 1 to 2 years’, $18 billion in ‘over 2 to 5 years’, and $3 billion in ‘over 5 years’.

[7]

On June 30, 2019, TD Capital Trust IV redeemed all of the outstanding $550 million TD Capital Trust IV Notes – Series 1 at a redemption price of 100% of the principal amount plus any accrued and unpaid interest payable on the date of redemption.

[8]

Includes $83 million of capital lease commitments with remaining contractual maturities of $2 million in ‘less than 1 month’, $4 million in ‘1 month to 3 months’, $5 million in ‘3 months to 6 months’, $5 million in ‘6 months to 9 months’, $5 million in ‘9 months to 1 year’, $22 million in ‘over 1 to 2 years’, $39 million in ‘over 2 to 5 years’, and $1 million in ‘over 5 years’.

[9]	Includes $374 million in commitments to extend credit to private equity investments.
[10]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[11]	Includes rental payments, related taxes, and estimated operating expenses.